UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2023

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.004 par value	RMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2023, the Board of Directors (the “Board”) of ResMed Inc., a Delaware corporation (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (as so amended, the “Bylaws”). Among the changes contained in the Bylaws are the following:

•

Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements.

•	Provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

•

Make certain other updates, including technical, ministerial, clarifying and conforming changes, including, without limitation, to align with language used in certain provisions of the Delaware General Corporation Law and the Exchange Act.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 16, 2023, at our annual meeting of stockholders, our stockholders (1) elected the ten nominees listed below to serve on our board of directors; (2) ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024; and (3) approved, on an advisory basis, the compensation of our named executive officers (“say-on-pay”); and (4) approved, the frequency for an advisory vote of future say-on-pay votes on an annual basis. Our board of directors has considered the voting results from the annual meeting and has determined to hold future advisory say-on-pay votes on an annual basis until the next required vote on the frequency of such advisory votes, or until our board of directors determines that a different frequency is in the best interests of ResMed Inc. and its stockholders.

	For	Against	Abstain	Broker Non-Votes
Item of business 1: Elect the following ten directors, each to serve until our 2024 annual meeting and until their successors are elected and qualified:
Carol Burt	100,840,590	3,144,544	61,290	7,126,855
Jan De Witte	102,473,742	1,511,169	61,513	7,126,855
Karen Drexler	100,075,791	3,909,308	61,325	7,126,855
Michael Farrell	96,061,276	7,752,209	232,939	7,126,855
Peter Farrell	101,450,860	2,408,681	186,883	7,126,855
Harjit Gill	101,770,364	2,197,803	78,257	7,126,855
John Hernandez	102,368,015	1,617,547	60,862	7,126,855
Richard Sulpizio	91,487,587	12,493,878	64,959	7,126,855
Desney Tan	101,685,722	2,299,859	60,843	7,126,855
Ronald Taylor	95,667,577	8,317,104	61,743	7,126,855
	For	Against	Abstain	Broker Non-Votes
Item of business 2: Ratify our selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024.	105,125,513	5,995,541	52,225
	For	Against	Abstain	Broker Non-Votes
Item of business 3: Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement (“say-on-pay”).	84,318,661	19,649,791	77,972	7,126,855

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Item of business 4: Approve, on an advisory basis, the frequency of future say-on-pay votes.	101,600,575	463,611	948,607	1,033,631

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits:	Description of Document

3.1	Eighth Amended and Restated Bylaws of ResMed Inc., as adopted on November 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL, document)

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: November 20, 2023	By:	/s/ Michael Rider
Michael Rider
Chief Legal Officer, Global General Counsel and Secretary